                                AMENDMENT NO. 13

                                       TO

                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

        The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective July 18, 2005, as follows:

        WHEREAS, the parties desire to amend the Plan to reflect the merger of AIM Balanced Fund, AIM Core Stock Fund, AIM Dent Demographic Trends Fund, AIM Emerging Growth Fund, AIM Health Sciences Fund, AIM Libra Fund, AIM Mid Cap Stock Fund and AIM Total Return Fund;

        NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

        All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

       The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                                     MAXIMUM
                                                      ASSET
       AIM EQUITY FUNDS                               BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIOS                                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Aggressive Growth Fund                      0.75%       0.25%         1.00%
       AIM Blue Chip Fund                              0.75%       0.25%         1.00%
       AIM Capital Development Fund                    0.75%       0.25%         1.00%
       AIM Charter Fund                                0.75%       0.25%         1.00%
       AIM Constellation Fund                          0.75%       0.25%         1.00%
       AIM Diversified Dividend Fund                   0.75%       0.25%         1.00%
       AIM Large Cap Basic Value Fund                  0.75%       0.25%         1.00%
       AIM Large Cap Growth Fund                       0.75%       0.25%         1.00%
       AIM Mid Cap Growth Fund                         0.75%       0.25%         1.00%
       AIM Select Basic Value Fund                     0.75%       0.25%         1.00%
       AIM Weingarten Fund                             0.75%       0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM FUNDS GROUP                                BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIOS                                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Basic Balanced Fund                        0.75%        0.25%         1.00%
       AIM European Small Company Fund                0.75%        0.25%         1.00%
       AIM Global Value Fund                          0.75%        0.25%         1.00%
       AIM International Small Company Fund           0.75%        0.25%         1.00%
       AIM Mid Cap Basic Value Fund                   0.75%        0.25%         1.00%
       AIM Premier Equity Fund                        0.75%        0.25%         1.00%
       AIM Select Equity Fund                         0.75%        0.25%         1.00%
       AIM Small Cap Equity Fund                      0.75%        0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM GROWTH SERIES                              BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIOS                                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Basic Value Fund                            0.75%       0.25%         1.00%
       AIM Conservative Allocation Fund                0.75%       0.25%         1.00%
       AIM Global Equity Fund                          0.75%       0.25%         1.00%
       AIM Growth Allocation Fund                      0.75%       0.25%         1.00%
       AIM Mid Cap Core Equity Fund                    0.75%       0.25%         1.00%
       AIM Moderate Allocation Fund                    0.75%       0.25%         1.00%
       AIM Moderate Growth Allocation Fund             0.75%       0.25%         1.00%
       AIM Moderately Conservative Allocation Fund     0.75%       0.25%         1.00%
       AIM Small Cap Growth Fund                       0.75%       0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM INTERNATIONAL MUTUAL FUNDS                 BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIOS                                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Asia Pacific Growth Fund                   0.75%        0.25%         1.00%
       AIM European Growth Fund                       0.75%        0.25%         1.00%
       AIM Global Aggressive Growth Fund              0.75%        0.25%         1.00%
       AIM Global Growth Fund                         0.75%        0.25%         1.00%
       AIM International Core Equity Fund             0.75%        0.25%         1.00%
       AIM International Growth Fund                  0.75%        0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM INVESTMENT FUNDS                           BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIOS                                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Developing Markets Fund                    0.75%        0.25%         1.00%
       AIM Global Health Care Fund                    0.75%        0.25%         1.00%
       AIM Trimark Fund                               0.75%        0.25%         1.00%
       AIM Trimark Endeavor Fund                      0.75%        0.25%         1.00%
       AIM Trimark Small Companies Fund               0.75%        0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM INVESTMENT SECURITIES FUNDS                BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIOS                                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Global Real Estate Fund                    0.75%        0.25%         1.00%
       AIM High Yield Fund                            0.75%        0.25%         1.00%
       AIM Income Fund                                0.75%        0.25%         1.00%
       AIM Intermediate Government Fund               0.75%        0.25%         1.00%
       AIM Money Market Fund                          0.75%        0.25%         1.00%
       AIM Municipal Bond Fund                        0.75%        0.25%         1.00%
       AIM Total Return Bond Fund                     0.75%        0.25%         1.00%
       AIM Real Estate Fund                           0.75%        0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM SPECIAL OPPORTUNITIES FUNDS                BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIOS                                    CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Opportunities I Fund                       0.75%        0.25%         1.00%
       AIM Opportunities II Fund                      0.75%        0.25%         1.00%
       AIM Opportunities III Fund                     0.75%        0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM TAX-EXEMPT FUNDS                           BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO                                     CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM High Income Municipal Fund                 0.75%        0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM COUNSELOR SERIES TRUST                     BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO                                     CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Advantage Health
         Sciences Fund                                0.75%        0.25%         1.00%
       AIM Multi-Sector Fund                          0.75%        0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM SECTOR FUNDS                               BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO                                     CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Energy Fund                                0.75%        0.25%         1.00%
       AIM Financial Services Fund                    0.75%        0.25%         1.00%
       AIM Gold & Precious Metals Fund                0.75%        0.25%         1.00%
       AIM Leisure Fund                               0.75%        0.25%         1.00%
       AIM Technology Fund                            0.75%        0.25%         1.00%
       AIM Utilities Fund                             0.75%        0.25%         1.00%

                                                     MAXIMUM
                                                      ASSET
       AIM STOCK FUNDS                                BASED       MAXIMUM       MAXIMUM
                                                      SALES       SERVICE      AGGREGATE
       PORTFOLIO                                     CHARGE         FEE           FEE
                                                     ------         ---           ---
       AIM Dynamics Fund                              0.75%        0.25%         1.00%
       AIM Small Company Growth Fund                  0.75%        0.25%        1.00%"